UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 11, 2015
Date of earliest event reported: February 17, 2015

HYDROCARB ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 375, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 970-1590
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

This month Hydrocarb Energy Corp. (the “Company”, “we” and “us”) has implemented a strategic financing strategy whereby we are raising short term cash using convertible debentures.  Management’s goal is to complete a larger financing to pay off substantially all of the Company’s debt with cash at a premium and then to use such financing to continue developing its oil and gas assets, provided that such financing may not be available on favorable terms, if at all.

LG Capital Funding, LLC Convertible Note

On February 17, 2015, we sold an 8% Convertible Redeemable Note to LG Capital Funding, LLC (“LG Capital” and the “LG Capital Convertible Note”) in the amount of $105,000 pursuant to a Securities Purchase Agreement. Amounts owed under the LG Capital Convertible Note accrue interest at the rate of 8% per annum (24% upon the occurrence of an event of default). The LG Capital Convertible Note is due and payable on February 17, 2016. The principal amount of the LG Capital Convertible Note and all accrued interest thereon is convertible at the option of the holder into our common stock at any time. The conversion price of the LG Capital Convertible Note is 65% of the average of the two lowest closing bid prices of our common stock for the 12 trading days prior to the date a notice of conversion is received by us from LG Capital. In the event we experience a “DTC chill” at any time, the conversion price percentage above decreases to 55%. At no time may the LG Capital Convertible Note be converted into shares of our common stock if such conversion would result in LG Capital and its affiliates owning an aggregate of in excess of 9.9% of the then outstanding shares of our common stock.

The LG Capital Convertible Note provides for customary events of default such as failing to timely make payments under the note when due. Additionally, in the event we fail to timely deliver shares due in connection with a conversion, we are required to pay the holder $250 per day beginning on the 4th day after the conversion notice was delivered to us, increasing to $500 per day on the 10th day after the conversion notice was delivered. In the event we have no “bid” price for our common stock at any time while the note is outstanding, the outstanding principal due under the terms of the note increases by 20%. In the event our common stock is delisted from an exchange (including the OTCQB), the outstanding principal amount of the note increases by 50%. If not paid at maturity, the outstanding principal amount of the note increases by 10%.

We may prepay in full the unpaid principal and interest on the LG Capital Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 115% to 135% of the then outstanding balance on the LG Capital Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made.  Additionally, upon the occurrence of certain fundamental events as described in the note, we are required to repay the note at the request of the holder in an amount equal to 150% of the then balance of the note.

We agreed to pay $5,000 of LG Capital’s legal fees in connection with the sale of the LG Capital Convertible Note and as such, the net amount received in connection with the sale of the LG Capital Convertible Note, before our expenses, was $100,000.

We hope to repay the LJ Capital Convertible Note prior to any conversion.

Adar Bays, LLC Convertible Note

On February 17, 2015, we sold an 8% Convertible Redeemable Note to Adar Bays, LLC (“Adar Bays” and the “Adar Bays Convertible Note”) in the amount of $105,000 pursuant to a Securities Purchase Agreement. Amounts owed under the Adar Bays Convertible Note accrue interest at the rate of 8% per annum (24% upon the occurrence of an event of default). The Adar Bays Convertible Note is due and payable on February 17, 2016. The principal amount of the Adar Bays Convertible Note and all accrued interest is convertible at the option of the holder thereof into the Company’s common stock at any time. The conversion price of the Adar Bays Convertible Note is 65% of the average of the two lowest closing bid prices of our common stock for the 12 trading days prior to the date a notice of conversion is received by us from Adar Bays. In the event we experience a “DTC chill” at any time, the conversion price percentage above decreases to 55%. At no time may the Adar Bays Convertible Note be converted into shares of our common stock if such conversion would result in Adar Bays and its affiliates owning an aggregate of in excess of 9.9% of the then outstanding shares of our common stock.

The Adar Bays Convertible Note provides for customary events of default such as failing to timely make payments under the note when due. Additionally, in the event we fail to timely deliver shares due in connection with a conversion, we are required to pay the holder $250 per day beginning on the 4th day after the conversion notice was delivered to us, increasing to $500 per day on the 10th day after the conversion notice was delivered. In the event we have no “bid” price for our common stock at any time the note is outstanding, the outstanding principal due under the terms of the note increases by 20%. In the event our common stock is delisted from an exchange (including the OTCQB), the outstanding principal amount of the note increases by 50%. If not paid at maturity, the outstanding principal amount of the note increases by 10%.

We may prepay in full the unpaid principal and interest on the Adar Bays Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 115% to 135% of the then outstanding balance on the Adar Bays Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made, provided that upon the occurrence of certain fundamental events, we are required to repay the note at the request of the holder for 150% of the then balance of the note.

We agreed to pay $5,000 of Adar Bays’ legal fees in connection with the sale of the Adar Bays Convertible Note and as such, the net amount received in connection with the sale of the Adar Bays Convertible Note, before our expenses, was $100,000.

We hope to repay the Adar Bays’ Convertible Note prior to any conversion.

KBM Worldwide, Inc. Convertible Note

On February 19, 2015, we sold KBM Worldwide, Inc. (“KBM”) a Convertible Promissory Note in the principal amount of $350,000 (the “KBM Convertible Note”), pursuant to a Securities Purchase Agreement, dated and entered into on February 17, 2015. The KBM Convertible Note bears interest at the rate of 8% per annum (22% upon an event of default) and is due and payable on February 19, 2016. The KBM Convertible Note provides for customary events of default such as failing to timely make payments under the KBM Convertible Note when due. Additionally, upon the occurrence of certain fundamental defaults, as described in the KBM Convertible Note, we are required to repay KBM liquidated damages in addition to the amount owed under the KBM Convertible Note.

The principal amount of the KBM Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time following the 180th day after the KBM Convertible Note was issued. The conversion price of the KBM Convertible Note is equal to 50% multiplied by the average of the lowest five closing bid prices of our common stock during the fifteen trading days immediately prior to the date of any conversion.

The KBM Convertible Note included a $26,000 original issue discount and we paid $4,000 of KBM’s attorney’s fees in connection with the sale of the KBM Convertible Note and as such, the net amount, before our expenses, that we received upon sale of the KBM Convertible Note was $320,000.

We are required to keep reserved from our authorized but unissued shares of common stock eight times the number of shares of common stock issuable upon conversion of the KBM Convertible Note at all times and if we fail to keep such amount reserved it is considered an event of default under the KBM Convertible Note.

At no time may the KBM Convertible Note be converted into shares of our common stock if such conversion would result in KBM and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

We may prepay in full the unpaid principal and interest on the KBM Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 110% to 135% of the then outstanding balance on the KBM Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made.

We also deposited 750,000 shares of our common stock into escrow with KBM’s counsel to secure the repayment of the KBM Convertible Note, which shares are to be held in escrow and released to KBM only upon the occurrence of an event of default under the KBM Convertible Note.

We hope to repay the KBM Convertible Note prior to any conversion.

JSJ Investments Inc. Convertible Note

On February 23, 2015 we sold a 10% Convertible Note to JSJ Investments Inc. (“JSJ” and the “JSJ Convertible Note”) in the amount of $137,000. Amounts owed under the JSJ Convertible Note accrue interest at the rate of 10% per annum. The JSJ Convertible Note is payable by us on demand by JSJ at any time after August 23, 2015. We have the right to prepay the JSJ Convertible Note (a) for an amount equal to 135% of the then balance of such note until the 90th day following the date of the note, (b) for an amount equal to 140% of the balance of such note from the 91st day following the date of the note until the maturity date of the note, and (c) for an amount equal to 150% of the balance of such note subsequent to the maturity date (provided the holder consents to such payment after maturity).

The JSJ Convertible Note and all accrued interest is convertible at the option of the holder thereof into the Company’s common stock at any time. The conversion price of the JSJ Convertible Note is the lower of (a) 58% of the lowest trading price of our common stock during the prior 20 trading days prior to any conversion; or (b) 58% of the lowest trading price of our common stock during the 20 trading days prior to the date of the note. In the event we do not issue the holder any shares due in connection with a conversion within three business days, we are required to issue the holder additional shares equal to 25% of the conversion amount, and an additional 25% of such shares for each additional five business days beyond such fourth business day that such failure continues.

We agreed to pay $2,000 of JSJ’s legal fees and $10,000 of due diligence fees in connection with the sale of the JSJ Convertible Note and as such, the net amount received in connection with the sale of the JSJ Convertible Note, before our expenses, was $125,000.

Pursuant to the terms of the JSJ Convertible Note, we are not allowed to borrow any additional money or incur any liability for borrowed money, except borrowings in place as of the date of the note or indebtedness to trade creditors or financial institutions in the ordinary course of business, or sell, lease or dispose of a significant portion of our assets outside the usual course of business, without the written consent of JSJ.

The JSJ Convertible Note also includes anti-dilution rights in the event we sell or issue any securities with a price less than the then applicable conversion price, subject to certain exceptions.

We hope to repay the JSJ Convertible Note prior to any conversion.

Typenex Co-Investment, LLC Convertible Note

On March 5, 2015, we sold a Secured Convertible Promissory Note (the “Typenex Convertible Note”) to Typenex Co-Investment, LLC (“Typenex”) in the amount of $350,000. The Typenex Convertible Note was issued pursuant to the terms of a Securities Purchase Agreement dated as of the same date. The Typenex Convertible Note bears interest at the rate of 10% per annum (22% upon the occurrence of an event of default) and is due and payable in full on January 5, 2016. The Typenex Convertible Note provides for customary events of default such as failing to timely make payments under the Typenex Convertible Note when due. Additionally, upon the occurrence of certain fundamental defaults, as described in the Typenex Convertible Note, we are required to repay Typenex liquidated damages in addition to the amount owed under the Typenex Convertible Note.

We have the right to prepay the Typenex Convertible Note, pursuant to the terms thereof, at any time, provided we pay a prepayment amount of 125% of the then outstanding balance. The principal amount of the Typenex Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time. The conversion price of the Typenex Convertible Note is initially $2.25 per share, provided that if our market capitalization falls below $20 million (provided further that our current market capitalization is below $20 million), the conversion price becomes the lower of $2.25 per share and the average of the five lowest closing bid prices of our common stock on the twenty trading days immediately prior to such conversion date (the “Market Price”) multiplied by 80% (provided such percentage is subject to automatic reduction upon the occurrence of certain events, including among other things described in the Convertible Secured Note, a reduction by 5% in the event the Market Price is less than $0.75).

The Typenex Convertible Note included a $45,000 original issuance discount and we agreed to pay $5,000 of Typenex’s legal fees in connection with the transaction. As a result, the net amount received in connection with the sale of the Typenex Convertible Note, before our expenses, was $300,000.

The Typenex Convertible Note also includes anti-dilution rights in the event we sell or issue any securities with a price less than the applicable conversion price, subject to certain exceptions. The Typenex Convertible Note also includes various restrictions on our ability to enter into subsequent variable rate security transactions following the date thereof.

Beginning on the date that is six months after March 5, 2015, and continuing each month thereafter until maturity, we are required to prepay the Convertible Secured Note in cash or shares of our common stock (provided that upon the occurrence of certain defaults described in the Typenex Convertible Note we are only able to pay this amount in cash), an amount equal to the greater of (i) $70,000 and (ii) the outstanding balance of the Convertible Secured Note divided by the number of such required installment payments prior to the maturity date. Additionally, on the twentieth trading day following the date each tranche of installment shares becomes free trading we are required to issue Typenex additional shares of common stock if the applicable conversion price calculated on the true-up date is less than the original conversion price.

We are subject to various fees and penalties under the Typenex Convertible Note for our failure to timely deliver shares due upon any conversion or installment payment.

At no time may the Typenex Convertible Note be converted into shares of our common stock if such conversion would result in Typenex and its affiliates owning an aggregate of in excess of 4.99% of the then outstanding shares of our common stock, provided such percentage increases to 9.99% if our market capitalization is less than $10 million, and provided further that Typenex may change such percentage from time to time upon not less than 61 days prior written notice to us.

 As additional consideration for the loan evidenced by the Typenex Convertible Note, the Company granted Typenex a five year warrant to purchase 38,889 shares of our common stock at an exercise price of $2.25 per share (the “Warrant”) which number of shares at exercise price are subject to adjustment. See Exhibit 10.10 attached to this Report. The Warrant includes the same ownership limitation described above in connection with the Typenex Convertible Note. The Warrant includes cashless exercise rights.

The Warrant contains anti-dilution rights such that if we issue or sell or are deemed to issue or sell securities for less than the then applicable exercise price of the Warrant, subject to certain exceptions, the exercise price of the Warrant is reduced to such lower price and the number of shares of common stock issuable upon exercise of the Warrant increases, such that the aggregate exercise price payable upon exercise of the Warrant remains the same upon such anti-dilutive adjustment, up to a maximum of three times the current number of shares issuable upon exercise of the Warrant, subject to certain exceptions upon which there is no cap on the number of shares issuable upon exercise of the Warrant.

The amounts owed under the Typenex Convertible Note were secured by a Stock Pledge Agreement (the “Pledge Agreement”) whereby CW Navigation, Inc., a Texas corporation, a significant shareholder of the Company, which is beneficially owned by Christopher Watts, the nephew of Kent P. Watts, our Chief Executive Officer and Chairman (“CW Navigation”), pledged one million one hundred thousand (1,100,000) shares of our common stock held by CW Navigation as security for our obligations under the Typenex Convertible Note and related documents. Pursuant to the Stock Pledge Agreement, in the event the value (determined based on the average closing trade price for our common stock) of the pledged shares, for the immediately preceding three trading days as of any applicable date of determination, declines below $900,000 it constitutes a default of the Typenex Convertible Note and CW Navigation is required to pledge additional shares to bring the total value of such pledged shares (as calculated above) to $900,000.

 Typenex also entered into a subordination agreement in favor our senior lender, Shadow Tree Capital Management, LLC (“Shadow Tree”), to subordinate the repayment of the Typenex Convertible Note to amounts owed by us to Shadow Tree.

We hope to repay the Typenex Convertible Note prior to any conversion.

* * * * *

The foregoing description of the LG Capital Convertible Note, LG Capital Securities Purchase Agreement, Adar Bays Convertible Note, Adar Bays Securities Purchase Agreement, KBM Convertible Note, KBM Securities Purchase Agreement, JSJ Convertible Note, Typenex Convertible Note, Typenex Securities Purchase Agreement, Warrant and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 through 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the LG Convertible Note, Adar Bays Convertible Note, KBM Convertible Note, JSJ Convertible Note and Typenex Convertible Note is incorporated herein by reference.

Item 3.02	Unregistered Sales Of Equity Securities.

As described above in Item 1.01 of this Current Report, which information is incorporated by reference in this Item 3.02, we sold the LG Convertible Note in the amount of $105,000, the Adar Bays Convertible Note in the amount of $105,000, the KBM Convertible Note in the amount of $350,000, the JSJ Convertible Note in the amount of $137,000, and the Typenex Convertible Note in the amount of $350,000, and we also granted Typenex the Warrant described above.

We claim an exemption from registration for the issuances and grant described above pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances and grant did not involve a public offering, the recipients were “accredited investors”, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and grant and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01	Other Events.

On March 10, 2015, we issued a press release announcing the raising of funds in connection with the sale of the convertible notes described in Item 1.01 above, among other things.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 8.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description

10.1*	Securities Purchase Agreement between Hydrocarb Energy Corp. and LG Capital Funding, LLC (February 17, 2015)
10.2*	8% Convertible Redeemable Note ($105,000 – LG Capital Funding, LLC)(February 17, 2015)
10.3*	Securities Purchase Agreement between Hydrocarb Energy Corp. and Adar Bays, LLC (February 17, 2015)
10.4*	8% Convertible Redeemable Note ($105,000 – Adar Bays, LLC)(February 17, 2015)
10.5*	Securities Purchase Agreement between Hydrocarb Energy Corp. and KBM Worldwide, Inc. (February 17, 2015)
10.6*	Convertible Promissory Note ($350,000 – KBM Worldwide, Inc.)(February 17, 2015)
10.7*	10% Convertible Promissory Note ($137,000 – JSJ Investments Inc.)(February 23, 2015)
10.8*	Securities Purchase Agreement between Hydrocarb Energy Corp. and Typenex Co-Investment, LLC (March 5, 2015)
10.9*	Secured Convertible Promissory Note ($350,000 – Typenex Co-Investment, LLC.)(March 5, 2015)
10.10*	Warrant to Purchase Shares of Common Stock (March 5, 2015 - Typenex Co-Investment, LLC)
10.11*	Stock Pledge Agreement between Typenex Co-Investment, LLC and CW Navigation, Inc. (March 5, 2015)
99.1**	Press Release Dated March 10, 2015

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 11, 2015	Hydrocarb Energy Corporation

/s/ Kent P. Watts
Kent P. Watts
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Securities Purchase Agreement between Hydrocarb Energy Corp. and LG Capital Funding, LLC (February 17, 2015)
10.2*	8% Convertible Redeemable Note ($105,000 – LG Capital Funding, LLC)(February 17, 2015)
10.3*	Securities Purchase Agreement between Hydrocarb Energy Corp. and Adar Bays, LLC (February 17, 2015)
10.4*	8% Convertible Redeemable Note ($105,000 – Adar Bays, LLC)(February 17, 2015)
10.5*	Securities Purchase Agreement between Hydrocarb Energy Corp. and KBM Worldwide, Inc. (February 17, 2015)
10.6*	Convertible Promissory Note ($350,000 – KBM Worldwide, Inc.)(February 17, 2015)
10.7*	10% Convertible Promissory Note ($137,000 – JSJ Investments Inc.)(February 23, 2015)
10.8*	Securities Purchase Agreement between Hydrocarb Energy Corp. and Typenex Co-Investment, LLC (March 5, 2015)
10.9*	Secured Convertible Promissory Note ($350,000 – Typenex Co-Investment, LLC.)(March 5, 2015)
10.10*	Warrant to Purchase Shares of Common Stock (March 5, 2015 - Typenex Co-Investment, LLC)
10.11*	Stock Pledge Agreement between Typenex Co-Investment, LLC and CW Navigation, Inc. (March 5, 2015)
99.1**	Press Release Dated March 9, 2015

* Filed herewith.
** Furnished herewith.